UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2022

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Explanatory Note

On May 20, 2021, Ready Capital Corporation (the “Company”), Sutherland Partners L.P. (the “Operating Partnership”), and Waterfall Asset Management, LLC (the “Manager”), entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Bond Sales Agent”), pursuant to which the Company may offer and sell, from time to time, up to $100,000,000 of the Company’s 6.20% Senior Notes due 2026 (the “6.20% 2026 notes”) and 5.75% Senior Notes due 2026 (the “5.75% 2026 notes” and, together with the 6.20% 2026 notes, the “Bonds”) through the Bond Sales Agent either as agent or principal (the “Bond ATM Offering”).

In addition, on July 9, 2021, the Company, the Operating Partnership and the Manager entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (the “Common Sales Agent” and, together with the Bond Sales Agent, the “Agents”), pursuant to which the Company may sell, from time to time, shares of the Company’s common stock, par value $0.0001 per share, having an aggregate offering price of up to $150,000,000 (the “Shares”), through the Common Sales Agent either as agent or principal (the “Common ATM Offering”).

The Bonds and Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-240086), which became effective on August 4, 2020 (the “2020 Registration Statement”). On January 11, 2022, the Company filed a new registration statement on Form S-3 (the “Current Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “Commission”), to replace the prior 2020 Registration Statement. On March 8, 2022, the Company filed two prospectus supplements pursuant to Rule 424(b)(3) related to (i) the Bonds that remain unsold pursuant to the Bond ATM Offering and (ii) the Shares that remain unsold pursuant to the Common ATM Offering. This Current Report on Form 8-K (the “Report”) is being filed to provide exhibits to be incorporated by reference into the Current Registration Statement.

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2022, in connection with the filing of the new prospectus supplement related to the Shares that remain unsold pursuant to the Common ATM Offering, the Company, the Operating Partnership and the Manager entered into an amendment (“Amendment No. 1”) to the Equity Distribution Agreement with the Common Sales Agent to update certain defined terms so that they would refer to the Current Registration Statement and the newly filed prospectus supplement under the Current Registration Statement.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 1.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
1.1	First Amendment to the At Market Issuance Sales Agreement, dated March 8, 2022, by and among Ready Capital Corporation, Sutherland Partners, L.P., Waterfall Asset Management LLC, and JMP Securities LLC
5.1	Opinion of Alston & Bird LLP regarding Bond ATM Offering
5.2	Opinion of Alston & Bird LLP regarding Common ATM Offering
8.1	Opinion of Alston & Bird LLP regarding certain tax matters for the Bond ATM Offering
8.2	Opinion of Alston & Bird LLP regarding certain tax matters for the Common ATM Offering
23.1	Consent of Alston & Bird LLP (included in Exhibits 5.1 and 5.2)
23.2	Consent of Alston & Bird LLP regarding certain tax matters (included in Exhibits 8.1 and 8.2)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: March 8, 2022	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer